Exhibit 10.01

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of July 19, 2010 and is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), the GUARANTORS (as defined below), the LENDERS (as defined below), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as Syndication Agent (in such capacity, the “Syndication Agent”), and COMPASS BANK, as Documentation Agent (in such capacity, the “Documentation Agent”).

RECITALS

A.    Pursuant to that certain Credit Agreement dated as of January 28, 2009 (the “Credit Agreement”) among the Borrower, the Guarantors (as defined therein), the Lenders (as defined therein), the Administrative Agent, the Syndication Agent, and the Documentation Agent, as amended by the First Amendment to Credit Agreement dated as of May 13, 2009 and the Second Amendment to the Credit Agreement dated as of June 29, 2009 (as amended, the “Credit Agreement”), the Lenders extended (or committed to extend) credit to the Borrower as set forth therein.

B.    The Loan Parties (as defined in the Credit Agreement) have requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the parties hereto agree:

1.    Unless otherwise defined to the contrary herein, all capitalized terms used in this Amendment shall have the meaning set forth in the Credit Agreement.

2.    The definition of “Schedule of Inventory” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Schedule of Inventory shall mean a current schedule of finished goods Inventory in form and substance reasonably satisfactory to the Administrative Agent, itemizing and describing the kind, type, quality and quantity of such finished goods Inventory, as derived from physical counts, and the Loan Parties’ costs therefor.”

3.    Section 6.2(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i)    If, after giving effect to the Loans to be made or the Letters of Credit to be issued, the aggregate amount of all Loans and Letters of Credit outstanding, including accrued interest thereon, is greater than $20,000,000, a Borrowing Base Certificate, in form and substance satisfactory to the Administrative Agent, prepared as of the last Business Day of the month immediately preceding the month in which the request is made, showing total unused availability under the Revolving Credit Commitments, after giving effect to the Loans to be made or the Letters of Credit to be issued.”

4.    Section 7.2.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.2.6 Dispositions of Assets or Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

(i)    transactions involving the sale or other disposition of inventory in the ordinary course of business;

(ii)    any sale, transfer, lease, or other disposition of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary’s business;

(iii)    any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party; provided that the documents necessary to grant and perfect Prior Security Interests, subject to Permitted Liens, if any, to the Administrative Agent for the benefit of the Lenders in the equity interests of, and Collateral held by, such wholly owned Subsidiary are executed by the Loan Party to whom the assets are being transferred;

(iv)    any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Permitted Indebtedness; provided such substitute assets are subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any;

(v)    licenses to one or more Foreign Subsidiaries of a Loan Party of Trademarks of the Loan Parties solely for use in connection with the business, outside of the United States of America, of a Loan Party or any of its Subsidiaries; provided, that no Potential Default or Event of Default exists when such license is entered into and provided further that any such license shall not preclude the Administrative Agent from exercising its rights under Section 8.2.4; or

(vi)    the transfer of the equity interests of Under Armour Europe B.V. and Under Armour Canada, Inc. in one or more steps from Borrower to Under Armour International Holdings C.V. or another Excluded Entity or the transfer of the equity interests of any Excluded Entity (as defined in Section 7.2.8) to another Excluded Entity.

For the avoidance of doubt, no Loan Party may sell, convey, assign or lease, or otherwise transfer or dispose of, voluntarily or involuntarily, any of properties or assets, tangible or intangible, including, without limitation, Trademarks of the Loan Parties (except as permitted by Section 7.2.6(v)) to any Excluded Entity except as permitted by Sections 7.2.6(vi) and 7.2.8(iii)(y).”

5.    Section 7.2.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.2.8 Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to own or create directly or indirectly any Subsidiaries other than: (i) any Subsidiary which has joined this Agreement as a Guarantor on the Closing Date; (ii) any Subsidiary formed after the Closing Date which, within thirty (30) days of formation, joins this Agreement as a

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Guarantor by delivering to the Administrative Agent (A) a signed Guarantor Joinder; (B) documents in the forms described in Section 6.1 [First Loans] modified as appropriate; and (C) documents necessary to grant and perfect Prior Security Interests, subject to Permitted Liens, if any, to the Administrative Agent for the benefit of the Lenders in the equity interests of, and Collateral held by, such Subsidiary; and (iii) Foreign Subsidiaries, 65% of whose Subsidiary Equity Interests are pledged to the Administrative Agent for the benefit of the Lenders within thirty (30) days of its formation pursuant to the Pledge Agreement; provided, however, that the Loan Parties shall not be required to pledge to the Administrative Agent for the benefit of the Lenders 65% of the Subsidiary Equity Interests of: Under Armour International Holdings, C.V., a limited partnership formed under the laws of the Netherlands (“Under Armour CV”); UA Sourcing CBT, a trust established under the laws of the People’s Republic of China (“UA CBT”); UA China Holdings Limited, a company established under the laws of the People’s Republic of China; UA China Capital Limited, a company established under the laws of the People’s Republic of China; UA China Investments Limited, a company established under the laws of the People’s Republic of China; UA China Sourcing Limited, a company established under the laws of the People’s Republic of China; UA Global Sourcing Limited, a company established under the laws of the People’s Republic of China; Under Armour Asia Limited, a company established under the laws of the People’s Republic of China; Under Armour France S.a.r.l., a company formed under the laws of France; Under Armour Germany GmbH, a company formed under the laws of Germany; and any other Foreign Subsidiary now or hereafter formed whose Subsidiary Equity Interests are held by another Foreign Subsidiary (collectively, these various entities are the “Excluded Entities”), and the Lenders shall release any pledge of Subsidiary Equity Interests of any Excluded Entity if the Administrative Agent determines, in its sole discretion, that the Loan Parties and Foreign Subsidiaries of the Loan Parties have met the following conditions (A) the trustee of UA CBT is not permitted to undertake any business other than as acting as trustee of UA CBT; (B) 100% of the Subsidiary Equity Interests of the Excluded Entities, including all of the voting rights, shall be held by one or more of the Loan Parties and Foreign Subsidiaries owned directly or indirectly 100% by the Loan Parties; and (C) the Loan Parties and Foreign Subsidiaries of the Loan Parties who at any time hold the Subsidiary Equity Interests of any of the Excluded Entities shall not pledge such Subsidiary Equity Interests to any Person (A-C collectively are hereinafter referred to as the “Release Conditions”). The Loan Parties further covenant to, and shall cause each of their Foreign Subsidiaries to: (x) adhere to the Release Conditions; and (y) limit cash payments, whether through capital contributions, loans or otherwise, from a Loan Party to the Excluded Entities to $50,000,000 in the aggregate, with such amount to be limited to (1) $30,000,000 in fiscal year 2010 and (2) the sum of $20,000,000 and the unused portion of the $30,000,000 allowed in the preceding clause (1) in fiscal year 2011; provided, that all amounts distributed and paid to the Borrower by the Excluded Entities shall be excluded from the foregoing limitations; and provided, further, that the following actions with respect to the Excluded Entities, as applicable, shall require the written consent of the Required Lenders: (z) amending any provision of the organizational documents of any of the Excluded Entities in a manner adverse to the Lenders; (xx) with respect to Under Armour CV, holding assets in the name of any Person other than Under Armour Manufacturing, LLC as the general partner of Under Armour CV (except for equity interests in any Subsidiary for which applicable law requires the interests to be titled in the name of Under Armour CV); (yy) with respect to any of the Excluded Entities other than Under Armour CV, holding assets in the name of any party other than a Loan Party or Foreign Subsidiary owned directly or indirectly 100% by the Loan Parties; (zz) with respect to any of the Excluded Entities, having any director or officer not be an employee of the Borrower or any wholly-owned Subsidiary of the Borrower (the Administrative Agent may require that such officers or directors who are not employees of the Borrower or any wholly-owned Subsidiary of the Borrower be replaced); (xxx) with respect to UA CBT,

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appointing any additional trustees or replacement trustees; and (yyy) with respect to any of the Excluded Entities, acquiring any interest in any other Person, other than wholly-owned Subsidiaries, through a joint venture or any other structure.”

6.    Section 7.2.14 is hereby added to the Credit Agreement as follows:

“7.2.14. Sourcing Commission Payments. Neither the Loan Parties nor any Subsidiary shall make any sourcing commission payments to Excluded Entities in excess of the tax deductions taken for such payments on applicable tax filings.

7.     Section 7.3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.3.1 Borrowing Base Certificates, Schedules of Accounts Receivable and Inventory. Within twenty (20) calendar days after each calendar month end on which the aggregate amount of all Loans and Letters of Credit outstanding, including accrued interest thereon, is greater than $20,000,000, (a) a Borrowing Base Certificate as of such month end in the form of Exhibit 6.1.1(i) hereto, appropriately completed, executed and delivered by an Authorized Officer; (b) a Schedule of Accounts Receivable and Schedule of Inventory as of such month end; and (c) the Schedule of Payables as of such month end.

8.    The Loan Parties and the Lenders hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by this Amendment, and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of this Amendment and that, upon such effectiveness, all references in the Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by this Amendment.

9.    Except as specifically set forth above, this Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement.

10.    This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

11.    This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

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Signatures begin on next page.

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IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

ATTEST:	UNDER ARMOUR, INC., a Maryland corporation

/s/ JOHN P. STANTON	By:	/s/ BRAD DICKERSON
	Printed:	Brad Dickerson
	Title:	Chief Financial Officer

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

/s/ JOHN P. STANTON	By:	/s/ BRAD DICKERSON
	Printed:	Brad Dickerson
	Title:	Chief Financial Officer

UNDER ARMOUR RETAIL, INC., a Maryland corporation

/s/ JOHN P. STANTON	By:	/s/ BRAD DICKERSON
	Printed:	Brad Dickerson
	Title:	Treasurer

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

/s/ JOHN P. STANTON	By:	/s/ BRAD DICKERSON
	Printed:	Brad Dickerson
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ATTEST:

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.

UNDER ARMOUR RETAIL OF FLORIDA, LLC

UNDER ARMOUR RETAIL OF OHIO, LLC

UNDER ARMOUR RETAIL OF CALIFORNIA, LLC

UNDER ARMOUR RETAIL OF TEXAS, LLC

UNDER ARMOUR RETAIL OF WISCONSIN, LLC

UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC

UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC

UNDER ARMOUR RETAIL OF DELAWARE, LLC

UNDER ARMOUR RETAIL OF GEORGIA, LLC

UNDER ARMOUR RETAIL OF NEW YORK, LLC

UNDER ARMOUR RETAIL OF NEW JERSEY, LLC

UNDER ARMOUR RETAIL OF DC, LLC

UNDER ARMOUR RETAIL OF CONNECTICUT, LLC

UNDER ARMOUR RETAIL OF ILLINOIS, LLC

UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF MICHIGAN, LLC

UNDER ARMOUR RETAIL OF MAINE, LLC

UNDER ARMOUR RETAIL OF TENNESSEE, LLC

UNDER ARMOUR RETAIL OF VIRGINIA, LLC,

UNDER ARMOUR RETAIL OF COLORADO, LLC

UNDER ARMOUR RETAIL OF NEW HAMPSHIRE, LLC

UNDER ARMOUR RETAIL OF ARIZONA, LLC

UNDER ARMOUR RETAIL OF INDIANA, LLC

UNDER ARMOUR RETAIL OF MINNESOTA, LLC

UNDER ARMOUR RETAIL OF MISSISSIPPI, LLC

UNDER ARMOUR RETAIL OF MISSOURI, LLC

UNDER ARMOUR RETAIL OF NEVADA, LLC

UNDER ARMOUR RETAIL OF NORTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF OKLAHOMA, LLC

UNDER ARMOUR RETAIL OF OREGON, LLC

each a limited liability company

	By:	Under Armour Retail, Inc., its sole member

/S/ JOHN P. STANTON	By:	/s/ Brad Dickerson
	Printed:	Brad Dickerson
	Title:	Treasurer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ATTEST:	UA COMBINE TRAINING CENTER, LLC, a limited liability company

By: Under Armour, Inc., its sole member

/s/ JOHN P. STANTON	By:	/s/ BRAD DICKERSON
	Printed:	Brad Dickerson
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ JOHN E. HEHIR
Printed:	John E. Hehir
Title:	Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as Syndication Agent

By:	/s/ GREGORY A. FARNO
Printed:	Gregory A. Farno
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

COMPASS BANK, individually and as Documentation Agent

By:	/s/ W. BRAD DAVIS
Printed:	W. Brad Davis
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BRANCH BANKING & TRUST COMPANY

By:	/s/ JAMES E. DAVIS
Printed:	James E. Davis
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ MARY GIERMEK
Printed:	Mary Giermek
Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ ROBERT TOPPER
Printed:	Robert Topper
Title:	Vice President